UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) April 22, 2026 (April 22, 2026)

SB FINANCIAL GROUP, INC

(Exact name of registrant as specified in its charter)

Ohio	001-36785	34-1395608
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

401 Clinton Street, Defiance, OH	43512
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (419) 783-8950

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registererd
Common Shares, No Par Value 6,281,820 Outstanding at April 22, 2026	SBFG	The NASDAQ Stock Market, LLC (NASDAQ Capital Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a vote of Security Holders.

The 2026 Annual Meeting of Shareholders (the “Annual Meeting”) of SB Financial Group, Inc. (“SB Financial”) was held on April 22, 2026, in Defiance, Ohio. At the close of business on the record date for the Annual Meeting (February 23, 2026), a total of 6,302,455 SB Financial common shares were outstanding and entitled to vote. A total of 4,677,323, or 74.21% of the outstanding common shares outstanding and entitled to vote, were represented in person or by proxy at the Annual Meeting. Provided below are the final voting results for the Annual Meeting.

Proposal No. 1:

The following directors were elected at the Annual Meeting for three-year terms expiring in 2029:

	Number of Votes
	For	Withheld	Broker Non-Votes
Timothy L. Claxton	2,834,085	624,904	1,218,334
Gaylyn J. Finn	3,330,175	128,814	1,218,334
Sue A. Strausbaugh	3,394,171	64,818	1,218,334

Proposal No. 2:

Shareholders holding a majority of the SB Financial common shares represented in person or by proxy at the Annual Meeting approved Proposal No. 2, to ratify the appointment of FORVIS, LLP as the independent registered public accounting firm of SB Financial Group for the fiscal year ending December 31, 2026:

Number of Votes
For	Against	Broker Non-Votes	Abstain
4,585,066	84,209	N/A	7,384

Proposal No. 3:

Shareholders holding a majority of the SB Financial common shares represented in person or by proxy at the Annual Meeting approved Proposal No. 3, to consider and vote upon a non-binding advisory resolution to approve the compensation of SB Financial’s named executive officers:

Number of Votes
For	Against	Broker Non-Votes	Abstain
3,244,706	170,479	1,218,334	43,804

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SB FINANCIAL GROUP, INC.

Dated: April 22, 2026	By:	/s/ Anthony V. Cosentino
Anthony V. Cosentino Chief Financial Officer

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